JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

Prospectuses, Summary Prospectuses and Statement of Additional Information

dated November 1, 2015, as supplemented

JPMorgan SmartRetirement 2060 Fund

Prospectuses, Summary Prospectuses and Statement of Additional Information

dated August 31, 2016

(Institutional Class and Class R2 Shares)

(each, a series of JPMorgan Trust I)

Supplement dated September 8, 2016

To the Prospectuses, Summary Prospectuses and Statements of Additional Information

as dated above, as supplemented

Institutional Class Shares

The Board of Trustees has approved certain changes to the Institutional Class Shares (“Institutional Shares”) of the JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund (each, a “Fund” and collectively, the “Funds”).

Name Change for the Institutional Shares and Change to Shareholder Eligibility

Effective on or about April 3, 2017, each Fund’s Institutional Shares will be redesignated as and renamed Class R5 Shares (the “Transition”). At that time, the ongoing eligibility for the renamed class will be changed to match the eligibility for the Class R5 Shares of other J.P. Morgan Funds, except that other J.P. Morgan Funds of Funds are not permitted to invest in the Funds. The Class R5 Shares of the other JPMorgan Funds are limited to investments by group retirement plans, Section 529 college savings plans and certain other J.P. Morgan Funds of Funds.

Therefore, beginning as of the time of the Transition, the eligibility of each Fund’s new Class R5 Shares will be as follows:

•

Group Retirement Plans — The only retirement plans that are eligible to purchase Class R5 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

•	Section 529 college savings plans.

SUP-SR-916

Any current shareholders in the Fund’s Institutional Shares who would not otherwise be eligible to own Class R5 Shares after the Transition but who held Institutional Shares prior to the Transition can continue to purchase the Class R5 Shares in accounts that existed at the time of the Transition.

For the JPMorgan SmartRetirement 2060 Fund, the Fund’s Institutional Shares are currently offered on a limited basis to Group Retirement Plans and Section 529 college savings plans. As such, on April 3, 2017, the Institutional Shares will be renamed Class R5 Shares and the limited offering will be removed.

Other Changes to the Institutional Shares as a Result of the Transition

•	At the time of the Transition, certain operational features will be changed as follows:

•	If you have online trading or other online account features set up, these features will be discontinued effective as of the date of the Transition

•

Your exchange privileges will be changed. Currently Institutional Shares may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the same fund to the extent you meet any investment minimum or eligibility requirements. After the Transition, subject to meeting any applicable investment minimum and eligibility requirements, your renamed Class R5 Shares may be exchanged for Class R5 Shares of another J.P. Morgan Fund, or any other class of shares of your Fund. Please note that if you don’t generally meet the eligibility requirements for Class R5 Shares, after the Transition you will not be able to exchange from the Fund into Class R5 Shares of another J.P. Morgan Fund

If these features are important to you, you may want to consider exchanging your Institutional Shares into another J.P. Morgan Fund prior to the Transition. Such exchange will, however, generally be considered a sale, and generally results in a capital gain or loss, for federal income tax purposes.

Class R2 Shares Expense Cap Changes

In addition to the changes noted above, the Expense Caps (as defined below) for the JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund will be increased as noted below. However, the current expense caps for these Funds will temporarily supersede the new higher expense caps through 3/31/17. Those current expense caps are also described below.

Effective 11/1/16, the Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described in the Fund’s prospectus, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.75% of the average daily net assets of Class R2 Shares (“Expense Cap”). These waivers will remain in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them. Until 4/1/17, the Expense Cap will be: (i) 0.54% of the average daily net assets of Class R2 Shares for the JPMorgan SmartRetirement Income Fund; (ii) 0.56% of the average daily net assets of the Class R2 Shares for the JPMorgan SmartRetirement 2015 Fund and JPMorgan SmartRetirement 2020 Fund and (iii) 0.57% of the average daily net assets of the Class R2 Shares for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE